OPTIMUMBANK HOLDINGS, INC.



Subordinated Debt Offering

August 2026

Notice to Recipients

OptimumBank Holdings, Inc. (the "Company," the "holding company," "we" or "our") has prepared this presentation (this "Presentation") solely for general informational purposes. The Company is a financial holding company registered under the Bank Holding Company Act of 1956, as amended. The Company owns 100% of OptimumBank (the "Bank" or "OptimumBank"), a Florida state-chartered bank, OptimumFunding, LLC, a bridge-to-HUD lender and FHA/HUD loan originator, and OptimumFinance, LLC, a commercial real estate lender. The Company is furnishing this Presentation to prospective accredited and institutional investors, solely for their use in considering participation in the Company's proposed private offering (the "Offering") of its subordinated notes (the "Securities").

By preparing and delivering this Presentation, none of the Company, its subsidiaries, its other affiliates, or any other person is making any representation or warranty as to the accuracy or completeness, or any future changes of or to the information contained herein. Further, no such party shall have any liability for any information contained in , or for any omissions from, this Presentation or any other written or oral information or communications transmitted or made available to the recipient by the Company, its affiliates, or any other person in the course of the recipient's evaluation of the Company, the Offering, or the Securities. The Company reserves the right to withdraw or amend the Offering or the terms of the Securities for any reason and to reject any prospective investment in the Securities, in whole or in part.

The Securities are not a bank deposit, and will not be insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other federal or state government agency. Neither the Securities nor the investment in the Securities has been approved or disapproved by the Securities and Exchange Commission (the "SEC"), the FDIC, the Board of Governors of the Federal Reserve System, the Florida Office of Financial Regulation, or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the Securities, or the accuracy or adequacy of this Presentation. The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be offered or sold absent registration or an exemption from registration under applicable law.

This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.

You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company and the terms and conditions of the Offering and the Securities. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If you obtain any such unauthorized information, the Company cannot and does not assume responsibility for its accuracy or completeness. This Presentation may contain statistics and other data that in some cases has been obtained or compiled from information made available by third-party service providers. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, none of the Company, its affiliates, or any other person has verified such information. None of the Company, its affiliates, or any other person makes any representation or warranty, express or implied, with respect to the accuracy or completeness of such information. The Company, on behalf of itself, its affiliates, and all other persons who may provide information with respect to the Offering or the Securities, expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom.

This Presentation contains certain pro forma and projected financial , business, and other information, which may reflect the Company's current expectations and assumptions. The Company, its affiliates, and any person who has provided information with respect to the Offering or the Securities do not represent or warrant that the Company's financial or other results will be consistent with any such pro forma or projected information.

In addition to the results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company regularly reports certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in additional to the related GAAP measures, provide meaningful information to investors to help them understand the Company's results of operations and condition. Recipients of such information must not view any non-GAAP financial measures as a substitute for measures calculated in accordance with GAAP, nor may recipients conclude that the Company's non-GAAP disclosures are comparable to non-GAAP measures presented by other companies. Subject to all caveats and disclaimers contained in this Presentation, the Company has included herein reconciliation of non-GAAP disclosures to comparable GAAP measures.

Offering Disclaimers

This Presentation has been prepared based on information regarding operations of the Company and its subsidiaries. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time.

The receipt of this Presentation does not create, nor is it intended to create, a binding and enforceable contract or commitment between the Company and any other party, and this Presentation may not be relied upon by any party as the basis for a contract or commitment to purchase the Securities. Any purchase and sale of Securities will be governed solely by a definitive purchase agreement, and the information contained herein will be superseded in its entirety by such purchase agreement. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms and condition of the purchase agreement, the purchase agreement shall control.

This Presentation does not contain all of the information you should consider before investing in the Securities and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should make such investigation and perform such analysis as it deems necessary to arrive at an independent evaluation of the Company, the Offering and an investment in the Securities. The Company is not providing you with any legal, business, investment financial or other advice. Each potential investor should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of an investment in the Securities prior to making an investment decision. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof, and the Company assumes no obligation to update the information contained herein, except to the extent required by applicable law.

Investment in the Securities involves a high degree of risk. The Securities will not be registered for resale and will be subject to significant restrictions and limitations on transferability and liquidity. Only potential investors who can bear the risk of an unregistered, illiquid investment should consider investment in the Securities. You should carefully consider, without limitation, the following risk factors related to an investment in the Securities: (1) the Securities will be unsecured and subordinated to any existing and future senior indebtedness and will be structurally subordinated to the indebtedness and other liabilities of the Company's subsidiaries, which means that creditors of the Company's subsidiaries generally will be paid from those subsidiaries' assets before holders of the Securities would have any claims to those assets; (2) the Securities will not be insured or guaranteed by the FDIC, any other governmental agency or any of the Company's subsidiaries; (3) the purchase agreement does not contain any limitations on the Company's ability to incur additional indebtedness, grant or incur a lien on its assets, sell or otherwise dispose of assets, pay dividends or repurchase its capital stock; (4) payments on the Securities may depend on receipt of dividends and distributions from the Company's subsidiaries; (5) the Company may not be able to generate sufficient cash to service all of its debt, including the Securities; (6) regulatory guidelines may restrict the Company's ability to pay the principal of, and accrued and unpaid interest on, the Securities, regardless of whether the Company is the subject of an insolvency proceeding; and (7) holders of the Securities will have limited rights, including limited rights of acceleration, if there is an event of default.

This Presentation and oral statements made from time to time by the Company's representatives may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. You should not place undue reliance on those statements because they are subject to numerous risks and uncertainties relating to the Company's consolidated operations and business environment, all of which are difficult to predict and may be beyond its control. Forward-looking statements include information concerning the Company and the Bank's future results, interest rates and the interest rate environment, loan and deposit growth, loan performance, operations, employees and business strategy. These statements often include words such as "may," "believe," "expect," "anticipate," "intend," "potential," "opportunity," "could," "project," "seek," "should," "will," "would," "plan," "estimate" or other similar expressions. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from the information in the forward-looking statements and can change as a result of many possible events or factors, not all of which are known to us or in the Company's control. These factors include but are not limited to: (i) prevailing local, regional, national, and international economic conditions and the impact they may have on the Company and the Company's customers and the Company's assessment of that impact; (ii) changes in interest rates, loan demand and real estate values, any of which can materially affect origination levels and gain on sale results in the Company's business, as well as other aspects of the Company's financial performance, including earnings on interest earning assets; (iii) the level of defaults, losses and prepayments on loans made by us, whether held in portfolio or sold in the whole loan secondary markets, which can materially affect charge-off levels and required credit loss reserve levels; (iv) changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System or future actions or inactions by such entities, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government and the effects of economic conditions; (v) changes in the banking and other financial services regulatory environment; (vi) competition with national, regional and community financial institutions; (vii) failures of or interruptions in the communications and information systems on which we rely to conduct business; (viii) expected or potential impacts of public health crises; (ix) levels of unemployment in the Company's market area; (x) volatility and disruption in national and international financial markets; (xi) the effect of changes in accounting policies and practices as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board, and other accounting standard setters, such as the Current Expected Credit Losses (CECL) accounting standard; (xii) the Company's success at managing the risks involved in the foregoing factors; and (xiii) Federal or state legislation affecting the banking industry.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this Presentation. All statements in this Presentation, including forward-looking statements, are only as of the date they are made. Although the Company believes that these forward-looking statements are based on reasonable assumptions, beliefs and expectations, if a change occurs or the Company's, assumptions, beliefs, or expectations were incorrect, the Company's business, financial condition, liquidity or results of operations may vary materially from those expressed in such forward-looking statements. New risks and uncertainties arise from time to time, and the Company cannot predict these events or how they may affect the Company.

Terms of Proposed Subordinated Debt Offering

Issuer	OptimumBank Holdings, Inc.
Security	Holding Company Subordinated Notes due 2036
Amount	$35 million (potential to upsize)
Security Rating[1]	BBB+ by Egan-Jones Ratings Company
Issuance Type	Regulation D Private Placement with Registration Rights
Optional Redemption	5-year non-call period, callable at par plus accrued interest thereafter
Interest Payments	5-year fixed-rate, semi-annual interest payments; thereafter 5-year floating rate, quarterly interest payments
Term	10 Years
Use of Proceeds	General corporate purposes
Placement Agents	PIPER | SANDLER BREAN | Capital

1) A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating

Review of Corporate Structure

OPTIMUMBANK HOLDINGS, INC.

- OptimumBank Holdings, Inc. is a holding company committed to providing a variety of services to its customers through its wholly-owned subsidiaries.

OPTIMUMBANK

- OptimumBank is a Florida-chartered bank established in 2000 and offers a variety of commercial banking services to customers through its three branches in Broward County and Miami Dade County.
- The Bank has achieved exceptional returns for the past 5+ years and maintained consistent financial stability since recapitalization.

Wholly-Owned Subsidiary

OPTIMUMFUNDING

- Founded in late 2025, OptimumFunding is expected to originate and support a focused suite of financing solutions including bridge-to Housing and Urban Development ("HUD") financing.
- The platform will deliver specialized expertise serving skilled nursing facilities, senior housing, and multifamily assets.

Wholly-Owned Subsidiary

OPTIMUMFINANCE

- Founded in early 2026, OptimumFinance acts as an asset-based lending subsidiary.
- The platform provides flexible financing to acquire and reposition assets, providing a single platform to support clients from bridge origination through permanent financing.

Wholly-Owned Subsidiary

Source: Company Information

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
CEO,
Chairman of the Board

- **Chief Executive Officer of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since May 2026**
- Director of OptimumBank Holdings, Inc. (the "Company") and OptimumBank (the "Bank") since March 2010
- Chief Executive Officer of Strawberry Fields REIT (NYSE: STRW), an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Braden Smith
President

- **President of the Bank since May 2026**
- **20+ years of banking experience** having previously served as Chief Consumer Banking Officer and Chief Business Development Officer of Amerant Bank
- Executive Vice President of Wintrust Financial Corporation from 2009 to 2024
- Graduate of Rochester Institute of Technology, with a BS in Finance 1996

Elliot Nunez
EVP, CFO

- **Chief Financial Officer of the Bank since February 2020**
- Currently serves on the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security
- **Previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank** where he was responsible for the overall direction, control, and management of the finance division
- Previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients
- Licensed as both a Certified Public Accountant and a Chartered Global Management Accountant

Business Evolution and Milestones

2000
OptimumBank.com opened for business in Plantation, Florida

2004
Deerfield branch is opened

2004
Bank changed name to **OptimumBank**

2004
Fort Lauderdale branch is opened

2006
OptimumBank Holdings, Inc. began trading on NASDAQ

2020
Bank celebrated its 20-year anniversary

2022
Growth to over $585 million in assets

2023
Growth to over $791 million in assets

2024
Growth to $933 million in assets
Opened North Miami Beach branch
OptimumBank Holdings, Inc. began trading on **NYSE American**

2025
Bank celebrated 25-year anniversary
Growth to over $1.1 billion in assets

2026
Growth to over $1.4 billion in assets. OptimumFunding, LLC and OptimumFinance, LLC formed.

OptimumBank Holdings, Inc. Overview – as of 2026Q2

Holding Company for OptimumBank, OptimumFunding, OptimumFinance

$1.40 Billion in Total Assets

- 99% Net Loans / Deposits ratio
- $1.217 billion Gross Loan portfolio
- $1.214 billion Deposits

NYSE American: OPHC

- Common shares outstanding: 23,799,136 (1)
- Stock price / Tangible book value: 1.03 (2)

3 Locations

- Headquarters in Fort Lauderdale, Florida
- Deerfield Beach branch
- North Miami Beach branch

Profitability – 2026Q2

- ROAE (GAAP): 20.34% (4)
- ROAE Core (3): 26.90% (4)
- Net interest margin: 4.57%

1) Total common shares consist of 12,340,785 common shares outstanding- voting, plus 11,458,351 common shares outstanding- nonvoting
2) Tangible book value per diluted share of $5.65 and closing stock market price of $5.84 per share at June 30, 2026.
3) Non-GAAP measure, see appendix for reconciliation to GAAP.
4) Annualized

Source: Company Information

Key Franchise Highlights

1. Established franchise headquartered in one of the most attractive banking markets in the U.S.
2. Experienced management team with an extensive history of driving stable growth.
3. Consistent balance sheet growth with a 28.3% CAGR of total assets since 2022.
4. Peer-leading performance in key metrics such as efficiency ratio and net interest margin.
5. Robust loan yields have created considerable margin expansion.
6. Pristine asset quality with minimal charge-offs and non-performing assets since 2020.
7. Stable core deposit base with meaningful market share in the Miami-Fort Lauderdale-West Palm Beach, FL MSA.
8. Robust regulatory capital position well in excess of "well capitalized" threshold.

Source: Company Information, S&P Capital IQ Pro

2026Q2 Highlights

- ❖ Total assets: increased $132.2 million, or 10.4%, in 2026Q2 to $1.4 billion, and increased $401.8 million, or 40.2%, from June 30, 2025
- ❖ Net income: $6.7 million, up $2.0 million or 42.7% from 2026Q1, and up $3.1 million, or 84.8% from 2025Q2
- ❖ Earnings per share: $0.40 (basic)/$0.28 (diluted)(1), compared to $0.39 (basic)/$0.20 (diluted)(1) in 2026Q1 and $0.31 (basic)/$0.29 (diluted)(1) in 2025Q2
- ❖ Pre-tax, pre-provision earnings(2): $8.8 million, up $1.8 million, or 26.3%, from 2026Q1 and up approximately $2.9 million, or 49.3%, from 2025Q2
- ❖ Tangible book value(3): $134.4 million, equaling $5.65 per diluted share at June 30, 2026, up $0.28 per diluted share, or 5.2%, from March 31, 2026, and up $0.89 per diluted share, or 18.7%, from June 30, 2025
- ❖ Net interest margin ("NIM"): 4.57% for 2026Q2, up 8 basis points from 2026Q1 and up 25 basis points from 2025Q2
- ❖ Net interest income: $14.7 million, up $1.5 million, or 11.4%, from 2026Q1 and up approximately $4.5 million, or 43.5%, from 2025Q2
- ❖ Noninterest income: $2.5 million, up $0.7 million, or 39.3%, from 2026Q1 and up approximately $0.7 million, or 35.6%, from 2025Q2
- ❖ Total net loans: $1.2 billion at June 30, 2026, up $125.8 million, or 11.7%, from March 31, 2026, and up approximately $429.8 million, or 55.5%, from June 30, 2025
- ❖ Total deposits: $1.2 billion at June 30, 2026, up $121.1 million, or 11.1%, from March 31, 2026, and up approximately $335.2 million, or 38.1%, from June 30, 2025
- ❖ Tier 1 leverage ratio: 10.54% at June 30, 2026, a decline of 20 basis points from the prior quarter in line with strong asset growth

1) Diluted EPS includes 23,643,655 of average diluted shares outstanding. This includes average common shares outstanding (voting) of 12,106,067 shares, average common shares outstanding (nonvoting) of 2,157,235 shares, and the dilutive effect of converting preferred shares to common shares, for an average of 9,380,353 shares. In 2026Q2, the Company exchanged all outstanding shares of Preferred Stock for nonvoting common stock. The preferred stock was previously reflected in the Company's fully diluted share count.
2) Non-GAAP measure, see appendix for reconciliation to GAAP.
3) Diluted shares consist of 12,340,785 common shares voting outstanding, plus 11,458,351 common shares nonvoting.

Source: Company Information

OptimumBank Holdings, Inc.

Franchise Snapshot

Geographic Footprint


Tampa
Cape Coral
Fort Lauderdale
Branches (3)

Recent Recognitions

- Named recipient of 2025 Raymond James Community Bankers Cup
- Ranked #49 by S&P Global Market Intelligence among top U.S. community Banks under $3 billion in assets
- Achieved SBA Preferred Lender status in 2025

2026Q2 Financials at a Glance

$1.4B *Total Assets*	**$1.2B** *Gross Loans HFI*	**$1.2B** *Total Deposits*
4.57% *Net Interest Margin*	**2.04%** *Return on Average Assets* (1)	**20.3%** *Return on Average Equity* (1)
48.8% *Efficiency Ratio*	**0.00%** *NCOs / Average Loans*	**0.22%** *NPAs / Assets*

Community Bank Scarcity Value in Key Florida Markets

Miami-Fort Lauderdale-West Palm Beach, FL MSA (2)

Rank	Institution	Total Branches (#)	Total Deps. In Market ($M)	Market Share (%)
1	USCB Financial Holdings Inc.	10	$2,358	0.68%
2	Coconut Grove Bankshares Inc.	5	1,214	0.35
3	NewtekOne Inc.	1	1,157	0.33
4	IFB Bancorp Inc.	2	1,145	0.33
5	Pacific National Bank	5	1,114	0.32
6	Helm Bank USA	1	978	0.28
7	Intercredit Bank NA	2	914	0.26
8	**OptimumBank Holdings Inc.**	**3**	**880**	**0.25**
9	Terrabank NA	4	737	0.21
10	Sunstate Bancshares Inc.	3	455	0.13
	Market Total	**1,366**	**$347,787**	**100%**

1) Annualized
2) Rank reflects deposit market share for banks headquartered in Florida with total assets less than $3 billion as of the most recently reported quarter; Excludes foreign agency banks; Market totals reflect entire MSA; Deposit market share data as of June 30, 2025

Source: S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Florida Market Trends and Advantages


GDP (1)

❖Florida has a Real GDP of $1.4 trillion

❖Florida's Real GDP growth is ranked second in the country

❖South Florida accounts for 1/3rd of Florida GDP

❖Miami-Fort Lauderdale-West Palm Beach, FL (MSA) Real GDP of $533.7 billion, growing 8.8% vs 2.9% for US 2019-2023


Population & Employment (2)

❖Florida is the 3rd most populous state, with 23.3 million people

❖Florida is growing at 1.7% annually, 3 times the national average of 0.6%

❖Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth

❖Unemployment rate of 3.7%, versus national average of 4.2%


Real Estate (3)

❖Florida's robust real estate market creates mortgage lending opportunities unique to our region

❖Florida is still seeing expansion in retail, industrial, and hospitality investment and development

❖Florida in general, and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth


Beach
Boca Raton
Optimum Bank
Coral Springs
Lighthouse Point
OptimumBank
Sunrise
Oakland Park
Fort Lauderdale
Davie
Dania Beach
Pembroke Pines
Hollywood
Hallandale Beach
Miami Gardens
Optimum Bank
Hialeah
Miami Beach
Miami Beach
Miami
Key Biscayne

1) Sources: U.S. Bureau of Economic Analysis)BEA) as of March 31, 2025 and The Capitalist Florida Forecast 2025 as of Feb. 2025
2) Sources: The Florida Legislature Office of Economic and Demographic Research as of June 30, 2025 and U.S Bureau of Labor Statistics, Employment Situation Report as of April 2025
3) Source: Miami Realtors Southeast Florida Housing Outlook 2025-2026

Our History, Evolution and Disciplined Growth

Employee Count



48
60
73
98
114
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Total Assets ($000)



28.3% CAGR
$585,219
$791,254
$932,933
$1,111,678
$1,400,937
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Expansion of Franchise Footprint

- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2024: North Miami Beach branch opened

Expanding Core Earnings Power

Net Interest Margin (%)



3.53%
3.75%
3.83%
4.28%
4.57%
2022Y
2023Y
2024Y
2025Y
2026Q2

Net Income Core: Pre-tax, Pre-provision Earnings ($000) (1)



$8,858
$12,504
$19,853
$24,207
$15,769
2022Y
2023Y
2024Y
2025Y
2026 YTD

1) Non-GAAP measure, see appendix for reconciliation to GAAP
Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Consistent Balance Sheet Growth

Total Assets ($000)



28.3% CAGR
$585,219
$791,254
$932,933
$1,111,678
$1,400,937
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Gross Loans HFI ($000)



30.2% CAGR
$483,378
$680,071
$804,240
$958,793
$1,217,083
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Total Deposits ($000)



28.3% CAGR
$507,899
$639,581
$772,195
$931,750
$1,214,045
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Total Equity ($000)



24.4% CAGR
$62,580
$70,007
$103,184
$121,897
$134,380
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Source: Company Information, S&P Capital IQ Pro

Key Profitability Metrics

ROAA and ROAE (%)



ROAA
ROAE
8.6%
9.6%
15.3%
14.8%
20.3%(1)
0.85%
0.97%
1.42%
1.64%
2.04%(1)
2022Y
2023Y
2024Y
2025Y
2026Q2

Net Interest Margin (%)



3.53%
3.75%
3.83%
4.28%
4.57%(1)
2022Y
2023Y
2024Y
2025Y
2026Q2

Noninterest Income / Avg. Assets (%)



0.63%
0.53%
0.50%
0.67%
0.76%(1)
2022Y
2023Y
2024Y
2025Y
2026Q2

Efficiency Ratio (%)



52.9%
52.6%
49.5%
50.8%
48.8%
2022Y
2023Y
2024Y
2025Y
2026Q2

1) Annualized

Source: Company Information, S&P Capital IQ Pro

Fee Income Overview



Net Interest Income 86%
Operating Revenue:
$31.4 Million
Fee Income 14%
Fee Income:
$4.3 Million
Service charges and fees 67%
Other 33%

Commentary

- Service charges and fees remain the largest driver of fee income.
  - 36% increase in fee income from the quarter ended June 30, 2025.
- Operating revenue increased 42% year-over-year, driven primarily by an expansion in net interest margin of 4.32% to 4.57% year-over-year.
- Expect to generate additional fee income through non-bank subsidiaries, OptimumFinance, LLC. and OptimumFunding, LLC. as they commence operations in 2026.

Note: Reflects data for the six months ended June 30, 2026
Source: Company Information, S&P Capital IQ Pro

Strong and Stable Core Deposit Franchise



Noninterest-bearing demand deposits, 26.3%
Savings, NOW and money-market deposits, 31.6%
Time deposits, 42.1%
$1.2B
Total Deposits

Composition by Branches



4.5%, North Miami Beach (2)
9.7%, Deerfield Beach
85.8%, Ft Lauderdale

Keys to Success

- ❖ Dedicated Deposit Relationship Managers
- ❖ Merchant Cash Advance Industry

$1.2 billion	• Total Deposits
$319 million	• Noninterest Bearing Deposits
3.23%	• Cost of Total Interest-Bearing Deposits[1]
70.3%	• Insured Deposits[3]

1) YTD, Annualized
2) North Miami Beach branch opened on July 8, 2024
3) Reflects bank level call report data

Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Driving Growth Through Diversified Lending


Commercial, 4.2%
Consumer, 6.9%
Residential, 6.4%
Multi-family, 4.3%
Land and Construction, 3.8%
$1.2B Total Loans
Commercial Real Estate, 74.4%

Top 5 Industry Exposures as a % of Loans


16.8%
12.7%
8.1%
7.4%
7.2%
Hotel
Office
Healthcare
Warehouse
Assisted Living

	Hotel	Office	Healthcare	Warehouse	Assisted Living
Loan-to-Value	59.6%	57.4%	72.3%	54.6%	62.1%
Avg. Loan Size	$10.6M	$5.4M	$7.5M	$4.7M	$7.2M

467%
CRE Concentration [1]

31%
C&D Concentration [1]

7.16%
MRQ Yield on Loans

10% / 90%
Fixed / Variable Rate

Historical Yield on Loans


5.10%
5.80%
6.90%
6.98%
7.16% (2)
2022Y
2023Y
2024Y
2025Y
2026Q2

1) Concentrations shown as a percentage of Tier 1 capital and loan loss reserves of OptimumBank
2) Annualized
Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Low Risk Commercial Real Estate Portfolio

Commercial Real Estate Composition


Other (1)
17.2%
Hotel
22.4%
Religious Worship
5.1%
$905M
Total CRE
Retail Center
8.1%
Office
16.9%
Assisted Living Facility
9.6%
Warehouse
9.9%
Healthcare
10.9%

CRE Portfolio Geographic Composition (2)


Other Florida
24%
South Florida
42%
OO CRE:
$290M
Non-OO CRE:
$595M
Outside Florida
33%

CRE Portfolio Characteristics	
Weighted Average Yield	**6.83%**
Average Loan Size Outstanding ($000)	**$5,123**
Weighted Average Risk Rating	**4.0**
Weighted Average LTV	**60.4%**

1) No other category makes up more than 4% of outstanding commercial real estate balances
2) Includes multifamily loans
Note: Totals may not sum due to rounding
Source: Company Information

OptimumBank Holdings, Inc.

Asset Quality Trends

Non-Performing Assets / Total Assets (%)



0.00%
0.13%
0.81%
0.32%
0.22%
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Net Charge Offs / Avg. Loans (%)



0.21%
0.38%
0.19%
0.04%
0.00%
2022Y
2023Y
2024Y
2025Y
2026Q2

Texas Ratio (%) (1)



0.00%
2.35%
10.00%
2.74%
1.44%
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

Allowance for Credit Losses / Loans (%)



1.20%
1.13%
1.08%
1.07%
0.91%
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

1) Texas Ratio defined as NPAs and loans 90+ days past due divided by tangible common equity and ACL

Source: Company Information, S&P Capital IQ Pro

Liquidity and Securities Portfolio Overview

Commentary

- $172MM of available on balance sheet liquidity
  - Including cash and unpledged investments available for sale
  - Liquid assets as a percentage of deposits is 14.2%
  - Liquid assets as a percentage of total assets is 12.3%
- $491MM of off-balance sheet liquidity sources
  - Including FHLB, Federal Reserve Bank, and fed funds lines
- AOCI impact is minimal to equity (~3.6%)
  - HTM securities only amount to $208K of the $26.85MM investment portfolio

Composition of AFS Securities Portfolio

- Well diversified available-for-sale securities portfolio
- Average effective duration: 7.3 years
- Portfolio is comprised of high-quality issuers with negligible credit risk


SBA's 1%
Taxable Municipals 47%
Total AFS Securities: $26.6 Million
Mortgage Backed 52%

Source: Company Information

Capital Trends

The Bank has adopted the CBLR framework since 2019

Bank-Level Tier 1 Leverage Ratio (%)



11.3%
10.0%
10.9%
11.4%
10.5%
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

TCE / TA (%) (1)



Consolidated
Bank level
10.7%
10.4%
8.8%
8.8%
11.1%
10.9%
11.0%
10.9%
9.6%
9.6%
12/31/22
12/31/23
12/31/24
12/31/25
6/30/26

1) Non-GAAP measure, see appendix for reconciliation to GAAP
Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Illustrative Impact of the Subordinated Debt Offering

($ in millions)		2024 FY	2025 FY	2026 YTD	Offering Adjustments[1]	Pro Forma 2026 YTD
Double Leverage	Investment in Subsidiaries	$101.5	$121.8	$133.7	$34.2	$167.9
	Consolidated Equity	103.2	121.9	134.4	--	134.4
	Double Leverage Ratio	**98.3%**	**99.9%**	**99.5%**		**125.0%**
Interest Coverage	Total Deposit Interest	$23.0	$21.4	$12.8	--	$12.8
	Other Borrowing Expense	2.0	0.3	0.5	1.3	1.8
	Total Interest Expense	24.9	21.8	13.3	1.3	14.6
	Pre-Tax Income	$17.6	$22.2	$15.0	($0.6) [2]	$14.4
	Interest Coverage:					
	Including Deposit Expense	**1.7x**	**2.0x**	**2.1x**		**2.0x**
	Excluding Deposit Expense	**9.9x**	**67.6x**	**32.3x**		**9.0x**

1) For illustrative purposes only. Assumes gross offering proceeds of $35.0 million at a rate of 7.50%, placement agent's fee of 1.75% and other offering expenses of $150 thousand. Assumes 100% of proceeds down streamed to OptimumBank
2) Assumes a yield on net proceeds of 4.00%
Source: Company Information, S&P Capital IQ Pro

Illustrative Impact of the Subordinated Debt Offering



Pro Forma (1)
As of 6/30/2026
10.5%
12.8%
9.6%
11.8%
9.6%
9.4%
Bank-Level Leverage Ratio
Bank-Level TCE / TCA(2)
Consolidated TCE / TCA(2)

1) For illustrative purposes only. Assumes gross offering proceeds of $35.0 million at a rate of 7.50%, placement agent's fee of 1.75% and other offering expenses of $150 thousand. Assumes 100% of proceeds down streamed to OptimumBank
2) Non-GAAP measure, see appendix for reconciliation to GAAP

Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

Investment Highlights



- Consistent balance sheet growth paired with pristine credit quality
- Strong liquidity profile supported by a relationship-driven deposit base
- Experienced management team with a demonstrated emphasis on safety and soundness
- Well capitalized, prepared to withstand poor economic conditions
- Strong profitability, with peer-leading margins and operating efficiency
- Excellent asset quality, with minimal and decreasing charge-offs and non-performing assets

Contact Information

Corporate Headquarters

OPTIMUMBANK HOLDINGS, INC.

2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
CEO, Chairman of the Board
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Braden Smith
President
Phone: (954) 947-2714
Email: bsmith@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com



Appendix

Board of Directors

Moishe Gubin
Chairman of the Board

- Chief Executive Officer of OptimumBank Holdings, Inc. and OptimumBank since May 2026
- Director of the Company and the Bank since 2010
- Chief Executive Officer of Strawberry Fields REIT, LLC, an owner of a portfolio of healthcare properties
- Previously, Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities
- Graduate of Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies
- Founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center
- Licensed Certified Public Accountant in the State of New York since 2010

Joel Klein

- Director of the Company and Bank since February 2012
- Previously, CFO at Taxi Affiliation Services, LLC, VP of The Stamford Capital Group, Inc., VP of Equilease Corp
- Licensed CPA in the State of New York since 1972

Thomas Procelli

- Director of the Company since July 2017 and Bank since October 2012
- Current CFO for Better Living Solutions
- Served as an EVP of OptimumBank for 15 years since the founding in 2000
- Mr.Procelli has been in banking for over 40 years having a diverse background in operations, information systems, compliance and audit.

Avi Zwelling

- Director of the Company and Bank since December 2017
- Managing partner of Zwelling, LLC

Michael Blisko

- Director since May 2021
- Chief Executive Officer for Infinity Healthcare Management, LLC and director of Strawberry Fields REIT, Inc.
- Significant shareholder of the Company

Steven Newman

- Director of the Company and Bank since August 2022
- Active member of the South Florida business landscape for over 25 years, starting and managing multiple companies

Interest Rate Sensitivity



Net Interest Income Change (Year 1)
Net Economic Value
0.9%
2.9%
0.2%
2.0%
0.5%
1.6%
(1.2%)
(2.3%)
(2.8%)
(4.6%)
(300bps)
(200bps)
(100bps)
Static
+100bps
+200bps

Note: Reflects data as of March 31, 2026
Source: Company Information

OPTIMUMBANK HOLDINGS, INC.

Reconciliation of Non-GAAP Financial Disclosures

This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). The financial highlights provides reconciliations between GAAP financial measures and Non-GAAP adjusted financial measures including net earnings, tax adjustments, and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community.

These Non-GAAP financial measures are also useful in understanding performance trends and to facilitate comparisons with the performance of other financial institutions. The limitations associated with Non-GAAP financial measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. Non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

GAAP to Non-GAAP Reconciliation

Pre-tax, Pre-provision Earnings

($s in 000s)	2026Q2	2026Q1	2025Q2	2025Y	2024Y	2023Y	2022Y
Net Income (GAAP)	**$6,655**	**$4,663**	**$3,602**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Plus: Income Tax Expense	2,183	1,535	1,253	5,523	4,507	2,174	1,369
Plus: Credit Loss Expense	(37)	770	1,040	2,036	2,222	4,047	3,466
Pre-tax, Pre-provision Earnings (Non-GAAP)	**$8,801**	**$6,968**	**$5,895**	**$24,207**	**$19,853**	**$12,504**	**$8,858**

Return on Average Equity (ROAE) and ROAE (Core)

($s in 000s, except percentages)	2026Q2	2026Q1	2025Q2	2025Y	2024Y	2023Y	2022Y
Net Income (GAAP)	**$6,655**	**$4,663**	**$3,602**	**$16,648**	**$13,124**	**$6,283**	**$4,023**
Average Total Equity	131,228	125,089	109,946	112,277	85,872	65,495	46,802
Return on Average Equity (GAAP)[1]	**20.34%**	**15.12%**	**13.10%**	**14.83%**	**15.28%**	**9.59%**	**8.60%**
Pre-tax, Pre-provision Earnings (Non-GAAP)	**8,801**	**6,968**	**5,895**	**24,207**	**19,853**	**12,504**	**8,858**
Average Total Equity	131,228	125,089	109,946	112,277	85,872	65,495	46,802
Return on Average Equity (Core, Non-GAAP)[1]	**26.90%**	**22.59%**	**21.45%**	**21.56%**	**23.12%**	**19.09%**	**18.93%**

1) 2026 quarterly ratios annualized
Source: Company Information, S&P Capital IQ Pro

OptimumBank Holdings, Inc.

GAAP to Non-GAAP Reconciliation

Tangible Book Value Per Common Share and Diluted Share

($ and number of shares in 000s)	2026Q2	2025Q2	2025Y	2024Y	2023Y	2022Y
Total Stockholders' (GAAP) and Tangible Common Equity (Non-GAAP)	**$134,380**	**$111,348**	**$121,897**	**$103,184**	**$70,007**	**$62,580**
Common Shares Outstanding - Voting[(1) (2)]	12,341	11,751	11,534	11,636	7,250	7,059
Common Shares Outstanding - Nonvoting[(3)]	11,458	-	-	-	-	-
Total Common Shares	**23,799**	**11,751**	**11,534**	**11,636**	**7,250**	**7,059**
Effect of Conversion of Series B Preferred Shares[(2)(3)]	-	11,114	11,114	11,114	11,114	11,114
Effect of Conversion of Series C Preferred Shares[(1)(3)]	-	526	876	526	-	-
Total Diluted Shares	**23,799**	**23,391**	**23,524**	**23,276**	**18,364**	**18,173**
Tangible Book Value per Diluted Share (Non-GAAP)	**$5.65**	**$4.76**	**$5.18**	**$4.43**	**$3.81**	**$3.44**
Book Value per Diluted Share (GAAP)	**$5.65**	**$4.76**	**$5.18**	**$4.43**	**$3.81**	**$3.44**

1) During the fourth quarter 2025, 350,000 common shares were converted into Series C Convertible Preferred shares.
2) During the first quarter 2026, 65 shares of Company Series B Convertible Preferred Stock were converted into 531,178 shares of common stock.
3) During the second quarter of 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, for a total of 11,458,351 shares of Nonvoting Common Stock. The preferred stock was previously reflected in the Company's fully diluted share count.

Source: Company Information, S&P Capital IQ Pro

OPTIMUMBANK HOLDINGS, INC.

GAAP to Non-GAAP Reconciliation

Consolidated TCE / TA

($ in 000s)	2022Y	2023Y	2024Y	2025Y	2026Q2
Total Stockholders' (GAAP) and Tangible Common Equity (Non-GAAP)	62,580	70,007	103,184	121,897	134,380
Less: Intangible Assets	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	**28,579**	**36,007**	**67,134**	**84,482**	**134,380**
Total Assets	585,219	791,254	932,933	1,111,678	1,400,937
Less: Intangible Assets	0	0	0	0	0
Tangible Assets (Non-GAAP)	**585,219**	**791,254**	**932,933**	**1,111,678**	**1,400,937**
TCE / TA (Non-GAAP)	**10.7%**	**8.8%**	**11.1%**	**11.0%**	**9.6%**
Common Equity / Assets (GAAP)	**10.7%**	**8.8%**	**11.1%**	**11.0%**	**9.6%**

Note: During the second quarter of 2026, the Company exchanged all outstanding shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, for a total of 11,458,351 shares of Nonvoting Common Stock. The Company's historical tangible common equity is shown on an as-converted basis.
Source: Company Information, S&P Capital IQ Pro

OptimumBank Holdings, Inc.

GAAP to Non-GAAP Reconciliation

Bank-Level TCE / TA

($ in 000s)	2022Y	2023Y	2024Y	2025Y	2026Q2
Total Stockholders' (GAAP) and Tangible Common Equity (Non-GAAP)	60,464	69,549	101,451	120,824	132,823
Less: Intangible Assets	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	**60,464**	**69,549**	**101,451**	**120,824**	**132,823**
Total Assets	583,694	791,052	932,739	1,111,487	1,253,703
Less: Intangible Assets	0	0	0	0	0
Tangible Assets (Non-GAAP)	**583,694**	**791,052**	**932,739**	**1,111,487**	**1,253,703**
TCE / TA (Non-GAAP)	**10.4%**	**8.8%**	**10.9%**	**10.9%**	**9.6%**
Common Equity / Assets (GAAP)	**10.4%**	**8.8%**	**10.9%**	**10.9%**	**9.6%**

Source: Company Information, S&P Capital IQ Pro